UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2006


                               Hughes Supply, Inc.
             (Exact name of registrant as specified in its charter)


             Florida                     001-08772           59-0559446
  (State or other jurisdiction of      (Commission         (IRS Employer
           incorporation)               File Number)     Identification No.)


      One Hughes Way, Orlando, Florida                       32805
  (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (407) 841-4755

                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Hughes Supply, Inc., a Florida corporation (the "Company"), announced that it has entered into an Agreement and Plan of Merger, dated as of January 9, 2006 (the "Merger Agreement"), with The Home Depot, Inc., a Delaware corporation ("Home Depot"), pursuant to which a wholly owned subsidiary of Home Depot ("Merger Co") will merge with and into the Company (the "Merger"), with the Company continuing as the surviving corporation.

Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, par value $1.00 per share, of the Company (the "Shares"), other than any Shares owned by the Company, Merger Co or any direct or indirect wholly-owned subsidiary of Home Depot, will be canceled and converted automatically into the right to receive $46.50 in cash, without interest.

The Merger is conditioned, among other things, on the adoption of the Merger Agreement by the shareholders of the Company and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Company may terminate the Merger Agreement under certain circumstances, including if its board of directors determines in good faith that it has received an unsolicited bona fide "superior proposal," as defined in the Merger Agreement, and otherwise complies with certain terms of the Merger Agreement. In connection with such termination, the Company must pay a fee of $124,800,000 to Home Depot (the "Termination Fee"). The Merger Agreement also provides for the Company to pay to Home Depot the Termination Fee upon termination of the Merger Agreement in certain other circumstances.

Immediately prior to the execution of the Merger Agreement, the Company and American Stock Transfer & Trust Company (the "Rights Agent") entered into an amendment ("Amendment No. 1") to the Rights Agreement dated as of May 20, 1998 (the "Rights Agreement"), which provides that neither the execution of the Merger Agreement nor the consummation of the Merger will trigger the provisions of the Rights Agreement. Amendment No. 1 is further described in Item 3.03 below.

The foregoing descriptions of the Merger Agreement and Amendment No. 1 do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and Amendment No. 1 which are filed as exhibits hereto, and are incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.03. MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

Immediately prior to the execution of the Merger Agreement, the Company and the Rights Agent entered into Amendment No. 1, which provides that neither the execution of the Merger Agreement nor the consummation of the Merger will trigger the provisions of the Rights Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Rights Agreement.

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
In particular, Amendment No. 1 provides, among other things, that neither Home Depot nor any of its Subsidiaries, Affiliates or Associates, including Merger Co (collectively, the "Parent Group") shall be, or shall be deemed to be, an Acquiring Person by virtue of or as a result of (A) the execution of the Merger Agreement or any agreements, arrangements or understandings entered into by Home Depot or Merger Co contemplated by the Merger Agreement if such agreements, arrangements or understandings are in accordance with the terms and conditions of the Merger Agreement; (B) the announcement of the Merger Agreement or the Merger; (C) the consummation of the Merger; or (D) the consummation of the other transactions contemplated by the Merger Agreement upon the terms and conditions of the Merger Agreement. Each event described in subclauses (A), (B), (C) and
(D) is referred to herein as an "Exempted Transaction."

In addition, pursuant to Amendment No. 1, the Parent Group shall not be deemed to be a Beneficial Owner of, or to beneficially own, any securities solely by virtue of or as a result of any Exempted Transaction.

In addition, pursuant to Amendment No. 1, a Distribution Date shall not be deemed to have occurred by virtue of or as a result of any Exempted Transaction, a Triggering Event shall not be deemed to have occurred by virtue of or as a result of any Exempted Transaction, and a Share Acquisition Date shall not be deemed to have occurred by virtue of or as a result of the public announcement of any Exempted Transaction.

In accordance with Amendment No. 1, at the Final Expiration Date (as defined in Amendment No. 1), (a) the Rights Agreement shall be terminated and be without any further force or effect, (b) none of the parties to the Rights Agreement will have any rights, obligations or liabilities thereunder and (c) the holders of the Rights shall not be entitled to any benefits, rights or other interests under the Rights Agreement, including, without limitation, the right to purchase or otherwise acquire Preferred Shares or any other securities of the Company.

The foregoing description of Amendment No. 1 contained herein does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1, which is filed as an exhibit hereto and is incorporated herein by reference.

SECTION 8 - OTHER EVENTS.
ITEM 8.01. OTHER EVENTS.

On January 10, 2006, the Company and Home Depot announced the execution of the Merger Agreement pursuant to a press release, which is filed as an exhibit hereto.

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
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits


Exhibit 2.1 Agreement and Plan of Merger, dated as of January 9, 2006, between Hughes Supply, Inc. and The Home Depot, Inc.

Exhibit 4.1 Amendment No. 1 to Rights Agreement, dated January 9, 2006, between Hughes Supply, Inc. and American Stock Transfer & Trust Company, as Rights Agent.

Exhibit 99.1        Press Release dated January 10, 2006








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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 10, 2006
                              Hughes Supply, Inc.


                              By: /s/ John Z. Pare
                                  ----------------------------------------------
                                  John Z. Pare
                                  Senior Vice President, General Counsel and
                                  Secretary















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
                                  EXHIBIT INDEX



    Exhibit No.                     Description
    -----------                     -----------

        2.1 Agreement and Plan of Merger, dated as of January 9, 2006, between Hughes Supply, Inc. and The Home Depot, Inc.

        4.1 Amendment No. 1 to Rights Agreement, dated January 9, 2006, between Hughes Supply, Inc. and American Stock Transfer & Trust Company, as Rights Agent.

       99.1         Press Release, dated January 10, 2006.










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